UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 14, 2007


                                  WEB.COM, INC.
             (Exact name of registrant as specified in its charter)


           MINNESOTA                      000-17932              41-1404301
 (State or other jurisdiction           (Commission           (I.R.S. Employer
       of incorporation)                File Number)         Identification No.)


            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
                (Address of Principal Executive Offices/Zip Code)


                                 (404) 260-2477
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 8.01 OTHER EVENTS.

On March 14, 2007 Web.com, Inc. (the "Company") entered into an agreement with Register.com, Inc. The agreement has a multi-year term and will automatically be renewed unless terminated for breach or other reasons.

Pursuant to the agreement, the Company will become the exclusive provider of "do-it-for-you" (or "DIFY") website design and hosting services for Register.com. Register.com is obligated to purchase not less than certain minimum quantities of DIFY orders over the term of the Services Agreement. Subject to the satisfaction of certain conditions, Register.com may also transfer certain pre-existing website hosting accounts to Web.com and may also purchase additional website services from Web.com.

In addition, Web.com agreed to use Register.com as its exclusive provider of domain registration services for new domain names under the Web.com brand. Web.com is obligated to purchase not less than certain minimum quantities of domain registrations over the term of the Services Agreement. Subject to the satisfaction of certain conditions, the Company may also transfer certain pre-existing domain name registration accounts to Register.com and may also purchase additional services from Register.com.

The Services Agreement also contains a cross-license by each party to the other of its respective patents for the term of the Services Agreement.

On March 20, 2007 the Company issued a press release concerning the Services Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Shell Company Transactions.

                  Not applicable.

         (d)      Exhibits.

                  The following exhibits are filed herewith:

                  Exhibit
                  Number   Description
                  -------  -----------------------------------------------------

                  99.1     Press Release dated March 20, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      WEB.COM, INC.



Date:    March 20, 2007         By:    /S/ JONATHAN B. WILSON
                                      ------------------------------------------
                                      Jonathan B. Wilson
                                      Senior Vice President, Legal and Corporate
                                      Development


                                       3